Exhibit 10.1

Execution Version

JOINDER AND INCREASE IN REVOLVER COMMITMENTS AGREEMENT

THIS JOINDER AND INCREASE IN REVOLVER COMMITMENTS AGREEMENT, dated as of February 6, 2017 (this “Agreement”), is made and entered into by and among Siemens Financial Services, Inc. (“New Lender”), Key Energy Services, Inc. a Delaware corporation (“Company”), Key Energy Services, LLC, a Texas limited liability company (“Key Energy LLC”, and together with Company, collectively, “Borrowers”) and Bank of America, N.A. as Administrative Agent (“Administrative Agent”) (capitalized terms used but not otherwise defined in this letter shall have the meanings given to such terms in the Loan Agreement referenced below).

RECITALS:

WHEREAS, Borrowers and Administrative Agent entered into that certain Loan and Security Agreement dated as of December 15, 2016 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, the financial institutions party thereto from time to time as Lenders, Administrative Agent and Bank of America, N.A., a national banking association, and Wells Fargo Bank, National Association, as co-collateral agents, as co-collateral agents for the Lenders (in such capacity, “Co-Collateral Agents”);

WHEREAS, Borrowers requested, pursuant to Section 2.1.7 of the Loan Agreement, an increase in Revolver Commitments in an amount of $20,000,000 (the “Additional Revolver Commitment”);

WHEREAS, pursuant to Section 2.1.7 of the Loan Agreement, the existing Lenders were offered to participate in the Additional Revolver Commitment but have declined, and New Lender has agreed to issue the Additional Revolver Commitment and become a Lender pursuant to this Agreement; and

WHEREAS, Administrative Agent and Borrower Agent have determined that the date of this Agreement shall be the effective date of the increase in Revolver Commitments as set forth herein and Administrative Agent has determined that the entire Additional Revolver Commitment be allocated to New Lender.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1	Additional Revolver Commitment Amount. Administrative Agent has determined to allocate the Additional Revolver Commitment to New Lender in the amount set forth opposite New Lender’s name on Annex A attached hereto (such amount hereinafter referred to as the New Lender’s “Commitment Increase Amount”), and New Lender has agreed to provide the Commitment Increase Amount effective as of the Increase Effective Time (as hereinafter defined).

2.	New Lender as additional Eligible Assignee. Borrower Agent and Administrative Agent confirm and approve New Lender as an additional Eligible Assignee.

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3.	Schedule 1.1 to the Loan Agreement. Effective as of the Increase Effective Time, Schedule 1.1 to the Loan Agreement is hereby amended and restated as Schedule 1.1 to this Agreement

4.	Commitment Increase. New Lender hereby confirms and agrees that, effective as of the Increase Effective Time, it has a Commitment in an amount set forth opposite New Lender’s name on Schedule 1.1 to this Agreement.

5.	New Lender’s Agreements. New Lender (a) agrees that, from and after the Increase Effective Time, it shall become a “Lender” under, and for all purposes of, the Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder, and (b) confirms its appointment and authorization of Bank of America as Administrative Agent and Co-Collateral Agent under all Loan Documents and Wells Fargo, as Co-Collateral Agent under the Loan Documents pursuant to Section 13.1.1 of the Loan Agreement.

6.	Fees. Borrowers agree to pay all fees payable by Borrowers pursuant to the Agent Fee Letter in connection with the aggregate commitment increase described therein (including the Commitment Increase Upfront Fee (as defined therein) in an amount equal to 1.50% of the Additional Revolver Commitment to be allocated to New Lender), on the date hereof (“Commitment Increase Fees”).

7.	Effectiveness. This Agreement shall become effective at such time (the “Increase Effective Time”) at which (i) Borrowers, Administrative Agent and New Lender have executed and delivered this Agreement and (ii) Administrative Agent has received the Commitment Increase Fees payable on the date hereof pursuant to the Agent Fee Letter.

8.	Loan Agreement Governs. Except as set forth in this Agreement, New Lender’s Commitment shall otherwise be subject to the provisions of the Loan Agreement and the other Loan Documents in all respects.

9.	Borrower’s Certifications. By its execution of this Agreement, Borrowers hereby certify that each of the conditions set forth in Section 6.2 of the Loan Agreement is satisfied at the Increase Effective Time.

10.	Notice. For purposes of the Loan Agreement, the initial notice address of New Lender shall be as set forth below its signature below.

11.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

12.	Entire Agreement. This Agreement, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

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13.	GOVERNING LAW. THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

14.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

14.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

15.	Loan Document. This Agreement constitutes a Loan Document. On and after the Increase Effective Date, each reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement, as supplemented by this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder and Increase in Revolver Commitments Agreement as of the date first written above.

SIEMENS FINANCIAL SERVICES, INC., as New Lender

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

Notice Address:
Siemens Financial Services, Inc.
170 Wood Avenue South
Iselin, NJ 08830

Attention: John Finore
Telephone: 732-590-6644
Email: : john.finore@siemens.com

Joinder Agreement and Increase in Revolver Commitments Agreement

Signature Page

BORROWERS AND BORROWER AGENT

KEY ENERGY SERVICES, INC.

By:	/s/ J. Marshall Dodson
Name:	J. Marshall Dodson
Title:	Senior Vice President, Chief Financial Officer & Treasurer

KEY ENERGY SERVICES, LLC.

By:	/s/ J. Marshall Dodson
Name:	J. Marshall Dodson
Title:	Senior Vice President, Chief Financial Officer & Treasurer

SunEdison Joinder Agreement and Increase in Revolver Commitments Agreement

Signature Page

Consented to by:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Brandon Watkins
Name:	Brandon Watkins
Title:	Senior Vice President

Joinder Agreement and Increase in Revolver Commitments Agreement

Signature Page

ANNEX A

NEW LENDER’S COMMITMENT INCREASE AMOUNT

New Lender	Commitment Increase Amount
Siemens Financial Services, Inc.	$20,000,000.00

Total	$20,000,000.00

SCHEDULE 1.1

to

Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Revolver Commitment	Total Commitments
Bank of America, N.A.	$40,000,000.00	$40,000,000.00
Wells Fargo Bank, National Association	$40,000,000.00	$40,000,000.00
Siemens Financial Services, Inc.	$20,000,000.00	$20,000,000.00

		$100,000,000.00